UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2012
THE FRESH MARKET, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-34940	56-1311233
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
628 Green Valley Road, Suite 500
Greensboro, NC 27408
(Address of principal executive offices, including zip code)
(336) 272-1338
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
Arrangements of Certain Officers.

On November 27, 2012, The Fresh Market, Inc. (the “Company”) announced that Lisa Klinger has submitted her resignation as the Company’s Executive Vice President and Chief Financial Officer in order to accept a similar position with a private equity backed apparel retailer. Ms. Klinger submitted her resignation on November 26, 2012 and will remain with the Company through December 7, 2012.

On November 27, 2012, the Company’s Board of Directors appointed Sean Crane, the Company’s Executive Vice President and Chief Operating Officer, as interim Chief Financial Officer, and in that capacity Mr. Crane will act as the Company’s interim principal financial officer, such appointment to take effect upon the termination of Ms. Klinger’s employment with the Company.

Mr. Crane, 45, has served as our Executive Vice President and Chief Operating Officer since January 2012. Mr. Crane previously served as our Senior Vice President — Store Operations from 2006 until 2012 and as our Senior Vice President — Real Estate and Development from 2005 until 2006. He joined the Company in 2001 and previously served as Controller, Director of Real Estate, Vice President — Real Estate and Vice President — Real Estate and Development. Prior to joining the Company, Mr. Crane held various management positions in accounting and finance with Grand Union, Neiman Marcus and Office Depot. Mr. Crane is a Certified Public Accountant and received a Masters in Business Administration from the University of North Carolina at Chapel
Hill and a B.B.A. in accounting from Florida Atlantic University.

On November 27, 2012, the Company’s Board of Directors also appointed Jeff Short, the Company’s Vice President and Controller, to act as the Company’s interim principal accounting officer, such appointment to take effect upon the termination of Ms. Klinger’s employment with the Company.

Mr. Short, 44, has served as our Vice President and Controller since January 2006. Mr. Short joined the Company in 2003 and previously served as Controller. Prior to joining the Company, Mr. Short held various positions in finance and accounting with Swifty Serve Corporation, E-Z Serve Corporation, Randalls Food Markets and Arthur Andersen LLP.  Mr. Short is a Certified Public Accountant and received a B.S. in Accounting from Texas A&M University.

A copy of the Company’s press release announcing Ms. Klinger’s resignation, dated November 27, 2012, is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press Release, dated November 27, 2012.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE FRESH MARKET, INC.

Date: November 27, 2012	By:	/s/ Scott F. Duggan

Name: Scott F. Duggan
Title: Senior Vice President - General Counsel

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press Release, dated November 27, 2012.